The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated July 1, 2014

to the Statement of Additional Information dated March 30, 2014, as supplemented June 6, 2014

Sentinel Conservative Strategies Fund

Effective July 1, 2014, the Sentinel Conservative Strategies Fund (the “Fund”) changed certain of its non-fundamental investment policies regarding investments in debt instruments, and modified its investment strategies to reflect the change in investment policies as well as certain other changes, including investments in a wider variety of income-producing securities.  Please see the Fund’s prospectus for more information about these changes.  Also effective July 1, 2014, the Fund changed its name to the Sentinel Multi-Asset Income Fund.  Accordingly, all references to the fund name “Sentinel Conservative Strategies Fund” in the Statement of Additional Information are hereby deleted and replaced with references to “Sentinel Multi-Asset Income Fund”.

Non-Fundamental Investment Policies – The Conservative Strategies Fund.  The section of the Statement of Additional Information titled “Non-Fundamental Investment Policies – The Conservative Strategies Fund” is hereby modified by: (a) replacing the reference to “The Conservative Strategies Fund” with a reference to “The Multi-Asset Income Fund”; and (b) deleting in their entirety the following:

  May invest up to 70% of its total assets in U.S. and non-U.S. sovereign government debt and U.S. and non- U.S. dollar denominated investment-grade corporate bonds;
  May invest up to 70% of its total assets in U.S. dollar and non-U.S. dollar denominated bonds rated below investment grade;

and replacing them with the following:

  May invest up to 100% of its total assets in debt securities and other fixed income instruments, including 100% in high yield (below investment-grade) bonds (“junk bonds”);

Sentinel Balanced Fund

Non-Fundamental Investment Policies – The Balanced Fund.  The section of the Statement of Additional Information titled “Non-Fundamental Investment Policies – The Balanced Fund” is hereby modified by deleting in its entirety the following:

  May only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if the Adviser believes the quality of the bonds is higher than indicated by the rating;

Investment Strategies and Risks – Lower-Quality Securities

The section of the Statement of Additional Information titled “Additional Information About Investment Strategies and Risks – Lower-Quality Securities” is hereby modified by deleting the following:

“The Conservative Strategies Fund may invest up to 70% of its assets,”

and replacing it with the following:

“The Multi-Asset Income Fund may invest up to 100% of its assets,”

Management of the Funds – Independent Directors

The section of the Statement of Additional Information titled “Management of the Funds” is hereby modified by changing the column heading in the last column of the table showing additional information about each Independent Director from “Public Directorships” to “Public Directorships for the Past Five Years”.